                                                                    EXHIBIT 99.1


                        PHILADELPHIA SUBURBAN CORPORATION


                                  COMMON STOCK


                             Underwriting Agreement
                             ----------------------

                                                              September 11, 2000
A.G. Edwards & Sons, Inc.
PaineWebber Incorporated
Janney Montgomery Scott LLC

c/o A.G. Edwards & Sons, Inc.
One North Jefferson Avenue
St. Louis, Missouri 63103


Ladies and Gentlemen:

         PHILADELPHIA SUBURBAN CORPORATION, a Pennsylvania corporation (the Company), hereby confirms its agreement with you, as the several Underwriters (the Underwriters), as follows:

         1. Purchase and Sale.

            (a) Firm Shares. Upon the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters and any firm or corporation substituted as provided in Section 3(e) hereof as if such firm or corporation had originally been a party to this Agreement and such Underwriter agrees, at the time and place herein specified, severally and not jointly, to purchase from the Company, the respective number of shares of Common Stock, par value $.50 per share, of the Company (the Common Stock) set forth opposite such Underwriter's name on Schedule I hereto (the Firm Shares) at a purchase price of $22.57 per share (the Purchase Price).

            (b) Option Shares. Upon the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to the respective Underwriters named in
Schedule I hereto and the Underwriters have an option to purchase, severally and not jointly, from the Company (the Option) not more than an additional 172,500 shares of Common Stock (the Option Shares) at the Purchase Price minus, if an Option Closing Date (as defined in Section 3(c) hereof) with respect to the delivery and payment of any Option Shares occurs after the date fixed for the determination of stockholders entitled to receive the next dividend payable on shares of Common Stock, an amount equal to such dividend per share of such

Option Shares, provided such Option Closing Date is after the Firm Closing Date (as defined in Section 3(b) hereof). Option Shares may be purchased as provided herein solely for the purpose of covering over-allotments made in connection with the public offering of the Firm Shares. If any Option Shares are to be purchased, each of the Underwriters agrees, severally and not jointly, to purchase the number of Option Shares that bears the same proportion to the total number of Option Shares to be purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Firm Shares. The Option may be exercised, in whole or in part from time to time, within the period of 30 days from the date hereof, by written notice from the Underwriters to the Company (the Option Notice). The Option Notice shall set forth the aggregate number of Option Shares as to which the Option is being exercised and the date of delivery of, and payment for, such Option Shares pursuant to Section 3(c) hereof. As used herein, the term Securities shall mean, collectively, the Firm Shares and the Option Shares.

         2. Representations and Warranties of Company. The Company represents and warrants to, and covenants and agrees with, the several Underwriters that:

            (a) Filing of Registration Statement and any Preliminary Prospectus with Commission. The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the 1933 Act), and has transmitted for filing to the Securities and Exchange Commission (the SEC) the Registration Statement (as defined below), any Rule 462(b) Registration Statement (as defined below) and each Preliminary Prospectus (as defined below) relating to the Securities, if any, required to be filed pursuant to Rule 424(a) or (b) under the 1933 Act; each of the Registration Statement and any Rule 462(b) Registration Statement has been declared effective by the SEC under the 1933 Act and complies in all material respects with Rule 430A under the 1933 Act; and no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any part thereof has been issued under the 1933 Act and no proceeding for that purpose have been instituted or threatened by the SEC, and any request on the part of the SEC for additional information has been complied with. For purposes of this Agreement, the following terms used herein shall have the following meanings: (i) Registration Statement shall mean the registration statement on Form S-3 (No. 333-42982) filed by the Company with the SEC for the registration under the 1933 Act of the Securities, as amended and supplemented to the date of this Agreement and including the exhibits thereto, and shall be deemed to include the Incorporated Documents (as defined below) and the information deemed to be included therein pursuant to Rule 430A under the 1933 Act; (ii) Incorporated Documents shall mean the documents filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the 1934 Act), that are, or are deemed to be, incorporated by reference in the Prospectus (as defined herein) pursuant to Item 12 of Form S-3 under the 1933 Act; (iii) Preliminary Prospectus shall mean (A) any prospectus included in the Registration Statement prior to the initial Effective Date (as defined below) used in connection with the offering and sale of the Securities (other than making confirmations of sales of the Securities), as such prospectus may at any time be amended or modified (whether or not transmitted for filing pursuant to Rule 424(a) or (b) under the 1933 Act), or (B) any amendment or supplement to such prospectus used in connection with the offering and sale of the Securities (other than making confirmations of sales of the Securities) transmitted for filing to the SEC pursuant to Rule 424(a) or (b) under the 1933 Act, and shall in each case be deemed to include the Incorporated Documents; (iv) Rule 462(b)

Registration Statement shall mean any registration statement filed pursuant to Rule 462(b) under the 1933 Act and, after such filing, the term Registration Statement as used herein shall include the Rule 462(b) Registration Statement; and (v) Effective Date shall mean the date or time that the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto was declared effective by the SEC under the 1933 Act. For purposes of this Agreement, the words "amend," "amendment," "amended," "supplement" or "supplemented" with respect to the Registration Statement or the Prospectus shall mean (i) amendments or supplements to the Registration Statement or the Prospectus, and (ii) Incorporated Documents, in each case filed with the SEC or sent to prospective purchasers of the Securities after the date of this Agreement and prior to the completion of the distribution of the Securities.

             (b) Registration Statement; Prospectus; Incorporated Documents. (i) The Registration Statement and any Rule 462(b) Registration Statement, at their respective Effective Dates, any Preliminary Prospectus, when delivered to the Underwriters for their use in marketing the Securities (whether or not transmitted for filing to the SEC pursuant to Rule 424(a) or (b) under the 1933
Act), and the Prospectus, at the time it is transmitted for filing to the SEC pursuant to Rule 424(b) under the 1933 Act and when delivered to the Underwriters for their use in making confirmations of sales of the Securities, complied and will comply, as the case may be, in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder; (ii) the Registration Statement and any Rule 462(b) Registration Statement, at their respective Effective Dates, did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Prospectus, at the time it is transmitted for filing to the SEC pursuant to Rule 424(b) under the 1933 Act and when delivered to the Underwriters for their use in making confirmations of sales of the Securities, will not and any Preliminary Prospectus, when delivered to the Underwriters for their use in marketing the Securities (whether or not transmitted for filing to the SEC pursuant to Rule 424(a) or (b) under the 1933 Act), did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iv) each Incorporated Document, at the time it is transmitted for filing to the SEC pursuant to the 1934 Act, complied and will comply, as the case may be, in all material respects with the applicable requirements of the 1934 Act and the rules and regulations of the SEC thereunder; provided, however, that, in the case of clauses (i), (ii) and (iii) above, the Company makes no representation or warranty as to information furnished in writing to the Company by any Underwriter expressly for use in the Prospectus, which for purposes of this Agreement shall be deemed to consist solely of (x) the last sentence of the penultimate paragraph on the cover page of the Prospectus, and (y) the statements in the eighth, ninth, tenth, eleventh and twelfth paragraphs under the caption "Underwriting" in the Prospectus (collectively, the Underwriter Information). For purposes of this Agreement, Prospectus shall mean the prospectus included in the Registration Statement at the initial Effective Date, as such prospectus may at any time be amended or supplemented by the addition of (i) the information omitted in reliance on Rule 430A under the 1933 Act and contained in the prospectus as first transmitted for filing to the SEC pursuant to Rule 424(b) under the 1933 Act, and (ii) except for purposes of subsection (f) of Section 5, any Incorporated Documents filed with the SEC after the Effective Date.

             (c) Securities. The Securities have been duly and validly authorized, and when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable and entitled to the rights set forth in the Company's Amended and Restated Articles of Incorporation, as it may be amended (the Charter); other than as set forth in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Charter or the Company's Bylaws, as it may be amended (the Organizational Documents) of the Company, or pursuant to any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property of the Company is subject; and the Common Stock, including the Securities and the Company's Shareholders Rights Plan, each conforms in all material respects to the description thereof contained in the Prospectus.

             (d) Agreement. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) requirements of reasonableness, good faith and fair dealing (such exceptions, collectively, the Exceptions).

             (e) Due Incorporation and Qualification. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and to execute and deliver, and perform its obligations under, this Agreement; each subsidiary of the Company listed on Schedule II hereto (collectively, the Subsidiaries) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; the Company and the Subsidiaries are each duly qualified as a foreign corporation to transact business and each is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the financial condition of the Company and the Subsidiaries taken as a whole and would not subject the Company or the Subsidiaries to any material liability or disability; and the Company does not have any "significant subsidiaries" (within the meaning of Rule 1-02(w) of Regulation S-X) except to the extent a Subsidiary is such a significant subsidiary.

             (f) Material Changes or Transactions. Neither the Company nor any of the Subsidiaries has sustained since December 31, 1999 any loss or interference with its business from fire, explosion, flood or other calamity, or from any labor dispute or court or governmental action, order or decree that would have a material adverse effect on the financial condition of the Company and the Subsidiaries taken as a whole, otherwise than as set forth in the Prospectus; and, since the respective dates as of which information is given in the Prospectus, there has not been any change in the capital stock (other than pursuant to the Company's registration statement on Form S-4 (File No. 333-93243) or the Company's 1994 Equity Compensation Plan, its 1994 Employee

Stock Purchase Plan, its Shareholder Rights Plan and its Dividend Reinvestment and Direct Stock Purchase Plan, as such plans are in effect as of the date hereof) or material increase in short-term debt or long-term debt of the Company and the Subsidiaries taken as a whole or any material adverse change, or any development known to the Company which could reasonably be expected to involve a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries taken as a whole, otherwise than as set forth in the Prospectus.

             (g) No Conflicts; No Consents Required. The offering and sale of the Securities and the compliance by the Company with all of the provisions of this Agreement, and the consummation by the Company of the transactions herein contemplated, will not conflict with or result in a breach or violation of any of the material terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or the Subsidiaries is a party or by which the Company or the Subsidiaries is bound or to which any of the property or assets of the Company or the Subsidiaries is subject, nor will such action result in any violation of the provisions of the Organizational Documents or any statute, rule, regulation or other law applicable to the Company or the Subsidiaries, or any order or judgment of any court or governmental agency or body having jurisdiction over the Company or the Subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been, or will be prior to the Firm Closing Date, obtained under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

             (h) Capital Stock. The Company has an authorized capitalization as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of the Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable and, except as otherwise set forth in the Prospectus, are beneficially owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

             (i) No Defaults. The Company is not in violation of the Organizational Documents and neither the Company nor the Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which either of them is a party or by which either of them is bound or to which any of the property or assets of either of them is subject that would have a material adverse effect on the financial condition of the Company and the Subsidiaries taken as a whole. Neither the Company nor the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole.

             (j) Litigation. There are no legal or governmental proceedings pending to which the Company or the Subsidiaries is a party or of which any property of the Company or the Subsidiaries is the subject that are required to be disclosed in the Registration Statement that are not so disclosed as required; and, to the Company's knowledge, no such proceedings are threatened or contemplated.

             (k) 1940 Act. The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the 1940 Act).

             (l) Independent Public Accountants. KPMG LLP (the Accountants), who have audited certain financial statements of the Company, are independent public accountants as required by the 1933 Act and the rules and regulations of the SEC thereunder.

             (m) No Right to Require Registration. No holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

         3.  Offering; Delivery of Securities; Defaulting Underwriters.

             (a) Offering. The Company is advised by the Underwriters that they propose to make a public offering of their respective portions of the Securities as soon after the effectiveness of this Agreement as in their judgment is advisable. The Company is further advised by the Underwriters that the Securities will be offered to the public at the initial public offering price specified in the Prospectus.

             (b) Delivery of Firm Shares. Delivery of the Firm Shares, against payment of the Purchase Price in immediately available funds by wire transfer, shall be made prior to 1:00 p.m. New York City time on September 15, 2000 to the Underwriters or at such other time and date as may be agreed upon by the Company and the Underwriters. Delivery of the documents required by Section 5 hereof shall be made at such time and date at the offices of Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, NY 10004, or at such other location as may be agreed upon in writing by the Company and the Underwriters. For purposes of this Agreement, Firm Closing Date shall mean the hour and date of such delivery and payment.

             (c) Delivery of Option Shares. If any Option Shares are to be purchased, delivery of such Option Shares, against payment of the Purchase Price in immediately available funds by wire transfer, shall be made prior to 1:00 p.m. New York City time on the date (which may be the same as the Firm Closing Date but shall in no event be earlier than the Firm Closing Date nor later than three business days after the giving of the Option Notice) specified in the Option Notice, to the Underwriters or at such other time and date as may be agreed upon in writing by the Company and the Underwriters. Delivery of the documents required by Section 5 hereof shall be made at such time and date at the offices of Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, NY 10004, or at such other location as may be agreed upon by the Company and the Underwriters. For purposes of this Agreement, Option Closing Date shall mean the hour and date of such delivery and payment.

             (d) Certificates for Securities. The certificates for the Firm Shares and any Option Shares shall be delivered to the Underwriters in such denominations and registered in such names as the Underwriters may reasonably request in writing not later than 10:00 a.m. New York City time on the business day prior to the Firm Closing Date and any Option Closing Date, respectively, or to the extent not so requested, registered in the names of the respective Underwriters in such authorized denominations as the Company shall determine. For the purpose of expediting the checking of the certificates for the Firm Shares and such Option Shares by the Underwriters, the Company agrees to make such certificates available to the Underwriters for such purpose at the offices of The Depository Trust Company, New York, NY, or at such other location in New York, NY, as may be agreed upon between the Company and the Underwriters, not later than 2:00 p.m. New York City time on the business day preceding the Firm Closing Date and such Option Closing Date, respectively.

             (e) Defaulting Underwriters. If any Underwriter shall default at the Firm Closing Date or any Option Closing Date in its obligation to purchase the Securities that it has agreed to purchase under this Agreement, the non-defaulting Underwriters may in their discretion arrange for themselves or another firm or corporation or firms or corporations to purchase such Securities on the terms contained herein. If, within thirty-six hours after such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another firm or corporation or firms or corporations which are members in good standing of the National Association of Securities Dealers, Inc. and reasonably satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. In the event that, within the respective prescribed period, the non-defaulting Underwriters shall notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Securities, the non-defaulting Underwriters or the Company shall have the right to postpone the Firm Closing Date or any Option Closing Date for such Securities, as the case may be, for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in the opinion of the non-defaulting Underwriters may thereby be made necessary. If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company, the number of such Securities that remains unpurchased does not exceed one-tenth of the total number of Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Securities that such Underwriter agreed to purchase under this Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities that such Underwriter agreed to purchase under this Agreement) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default. If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company, the number of Securities that remains unpurchased exceeds one-tenth of the total number of Securities, or if the Company shall not exercise the right to require non-defaulting Underwriters to purchase the Securities of a defaulting Underwriter or Underwriters, then this Agreement or, with respect to any Option Closing Date that occurs after the Firm Closing Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Shares to be purchased and sold on such Option Closing Date, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 4(k) hereof and the indemnity and contribution agreements in Section 6 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         4. Covenants of Company. The Company covenants and agrees with the several Underwriters that:

             (a) Filing of Prospectus. If required by the 1933 Act or the rules and regulations promulgated thereunder, the Company will promptly transmit copies of the Prospectus, and any amendments thereto, to the SEC for filing pursuant to Rule 424(b) under the 1933 Act.

             (b) Copies of Registration Statement and Prospectus; No Stop Orders. The Company will deliver to each of the Underwriters, and to Winthrop, Stimson, Putnam & Roberts (Underwriters' Counsel), (i) one copy of the Registration Statement certified by an officer of the Company to be in the form originally filed, including copies of exhibits thereto (other than any exhibits incorporated by reference therein), (ii) copies (so certified) of any amendments to the Registration Statement, including copies of exhibits thereto (other than any exhibits incorporated by reference therein), (iii) copies of the Incorporated Documents (other than exhibits thereto), and (iv) a signed copy of each consent and certificate included or incorporated by reference in, or filed as an exhibit to, the Registration Statement as so amended; the Company will deliver to the Underwriters as soon as practicable after the date of this Agreement as many copies of the Prospectus as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act and the blue sky laws of any jurisdiction in which the Securities are offered; the Company will promptly advise the Underwriters of the issuance of any stop order under the 1933 Act with respect to the Registration Statement (as amended) or the institution of any proceedings therefor, or the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, of which the Company shall have received notice or otherwise have knowledge prior to the completion of the distribution of the Securities; and the Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to secure the prompt removal thereof.

             (c) Filing of Amendments. During the period when a prospectus relating to any of the Securities is required to be delivered under the 1933 Act by any Underwriter or dealer, the Company will not file any amendment to the Registration Statement, the Prospectus or any Incorporated Document to which the Underwriters or Underwriters' Counsel shall reasonably object on legal grounds in writing.

             (d) Compliance with 1933 Act. During the period when a prospectus relating to any of the Securities is required to be delivered under the 1933 Act by any Underwriter or dealer, the Company will comply, at its own expense, with all requirements imposed by the 1933 Act, as now and hereafter amended, and by the rules and regulations of the SEC thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealing in the Securities during such period in accordance with the provisions hereof and as contemplated by the Prospectus.

             (e) Notification of SEC Requests; Notification of Change in Condition. The Company will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing: (i) of any request by the SEC for amendment of the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information; and (ii) until the earlier of
(y) notification from the Underwriters that the distribution of the Securities has been completed and (z) 60 days following the date hereof, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended) in order to state a material fact required by the 1933 Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend the Prospectus (as then amended) to comply with the 1933 Act or any other law.

             (f) Certain Events and Amendments. If, during the period when a prospectus relating to any of the Securities is required to be delivered under the 1933 Act by any Underwriter or dealer, (i) any event relating to or affecting the Company or of which the Company shall be advised in writing by the Underwriters shall occur as a result of which, in the opinion of the Company or the Underwriters, the Prospectus as then amended would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it shall be necessary to amend the Registration Statement or the Prospectus to comply with the 1933 Act, the 1934 Act or the rules and regulations of the SEC thereunder, the Company will forthwith at its expense prepare and furnish to the Underwriters a reasonable number of copies of such amendment that will correct such statement or omission or effect such compliance.

             (g) Blue Sky Qualifications. During the period when a prospectus relating to any of the Securities is required to be delivered under the 1933 Act by any Underwriter or dealer, the Company will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may reasonably designate and will file and make in each year such statements or reports as are or may be reasonably required by the laws of such jurisdictions; provided, however, that the Company shall not be required to qualify as a foreign corporation and shall not be required to qualify as a dealer in securities or to file a general consent to service of process under the laws of any jurisdiction.

             (h) Earning Statement. In accordance with Rule 158 under the 1933 Act, the Company will make generally available to its security holders and to holders of the Securities, as soon as practicable, an earning statement (which need not be audited) in reasonable detail covering the 12 months beginning not later than the first day of the month next succeeding the month in which occurred the effective date (within the meaning of Rule 158 under the 1933 Act) of the Registration Statement.

             (i) Exchange Act Documents; Ratings Notification. During the period when a prospectus relating to any of the Securities is required to be delivered under the 1933 Act by any Underwriter or dealer, the Company will file promptly all documents required to be filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act; and the Company will promptly notify the Underwriters of any written notice given to the Company by any "nationally recognized statistical rating organization" within the meaning of Rule 436(g)(2) under the 1933 Act (a Rating Agency) of any intended decrease in any rating of any securities of the Company or of any intended change in any such rating that does not indicate the direction of the possible change of any such rating, in each case by any such Rating Agency.

             (j) No Issuance Period. During a period of ninety (90) days from the date of the Prospectus, the Company will not, without the prior written consent of A.G. Edwards & Sons, Inc., (i) directly or indirectly, offer, pledge, sell, offer to sell, solicit an offer to buy, contract to sell, grant any option to purchase or otherwise transfer or dispose of any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued pursuant to the Company's 1994 Equity Compensation Plan, its 1994 Employee Stock Purchase Plan, its Shareholder Rights Plan and its Dividend Reinvestment and Direct Stock Purchase Plan, as such plans are in effect on the date hereof, and (C) up to 600,000 shares of Common Stock that may be issued as consideration for acquisitions of businesses or assets pursuant to the Company's registration statement on Form S-4 (File No. 333-93243).

             (k) Payment of Expenses. Whether or not any sale of the Securities is consummated, the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of Morgan, Lewis & Bockius LLP (Company Counsel) and the Accountants in connection with the registration of the Securities under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any agreement among the Underwriters, this Agreement, any blue sky memorandum, closing documents (including any compilations thereof) and other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in
Section 4(g) hereof, including the reasonable fees and disbursements of Underwriters' Counsel in connection with such qualification and in connection with any such blue sky memorandum; (iv) any filing fees incident to, and the fees and disbursements of Underwriters' Counsel in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses in connection with the listing of the Securities on the New York Stock Exchange and the Philadelphia Stock Exchange; and (vii) all other costs and expenses incident to the performance of the Company's obligations hereunder that are not otherwise specifically provided for in this Section 4(k); provided, however, that if this Agreement shall be terminated pursuant to
Section 3(e) hereof and could not have been terminated pursuant to Section 5 hereof, the Company shall then not be under any liability to any Underwriter with respect to the Securities except as provided in this Section 4(k) and
Section 6 hereof; but, if for any other reason the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters for all out-of-pocket expenses approved in writing by the Underwriters, including fees and disbursements of Underwriters' Counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Underwriter with respect to the Securities except as provided in this Section 4(k) and Section 6 hereof. It is understood that, except as provided in this Section 4(k) and Section 6 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of Underwriters' Counsel and any advertising expenses in connection with any offers of the Securities they may make.

             (l) Listing of Securities. The Company will use its best efforts to cause the Securities to be duly authorized for listing on the New York Stock Exchange and the Philadelphia Stock Exchange, subject to notice of issuance.

             (m) Provision of Information. During the period of two years from the date hereof, the Company will furnish to the Underwriters (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with the SEC, and (ii) from time to time such other information concerning the Company as the Underwriters may reasonably request.

             (n) Application of Proceeds. The Company will apply the net proceeds from the sale of the Securities substantially in accordance with the description set forth in the Prospectus.

             (o) Abstention from Price-affecting Transactions. Except as stated in this Agreement and in the Preliminary Prospectus and Prospectus, the Company has not effected, nor will it effect, directly or indirectly, any transaction in the Common Stock designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

         5. Conditions to Underwriters' Obligations. The obligations of the several Underwriters under this Agreement shall be subject, in the discretion of the Underwriters, to the condition that all representations and warranties of the Company contained in this Agreement are, at and as of the Firm Closing Date and, if any Option Shares are to be purchased, at and as of any Option Closing Date, true and correct (i) in the case of representations and warranties that are qualified as to materiality, in all respects, and (ii) as to all other representations and warranties, in all material respects, to the condition that the Company shall have performed all of its obligations hereunder in all material respects on or prior to the Firm Closing Date or such Option Closing Date, as the case may be, and to the following additional conditions:

             (a) Filing of Prospectus with SEC; No Stop Order. If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Securities may commence, such post-effective amendment shall have become effective not later than 5:30 p.m. New York City time on the date hereof, or at such later date and time as shall be consented to in writing by the Underwriters; if, at the time this Agreement is executed and delivered, it is necessary for a Rule 462(b) Registration Statement to be filed and declared effective prior to the time sales of the Securities are made or confirmations are sent or given, such Rule 462(b) Registration Statement shall have become effective not later than 10:00 p.m. New York City time on the date hereof; the Prospectus, and any amendments thereto, shall have been transmitted for filing to the SEC within the time period prescribed for such filing by Rule 424(b) under the 1933 Act and in accordance with Section 4(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued under the 1933 Act and no proceeding for that purpose shall have been initiated or threatened by the SEC; and all requests for additional information on the part of the SEC shall have been complied with to the reasonable satisfaction of the Underwriters.

             (b) Opinion of Underwriters' Counsel. At the Firm Closing Date and such Option Closing Date, Underwriters' Counsel shall have furnished to the Underwriters an opinion, dated the Firm Closing Date and such Option Closing Date, respectively, with respect to the Securities, the Prospectus and the Registration Statement and such other related matters as the Underwriters may reasonably request, and Underwriters' Counsel shall have received such papers and information as it may reasonably request to enable it to pass upon such matters.

             (c) Opinion of Company Counsel. The Underwriters shall have received on the Firm Closing Date and such Option Closing Date, an opinion of Company Counsel, dated the Firm Closing Date and such Option Closing Date, respectively, in form and substance (including as to qualifications and assumptions) satisfactory to the Underwriters, which opinion shall state that it is being rendered at the request of the Company and shall be to the effect that:

             (i) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the Commonwealth of Pennsylvania with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in the Commonwealth of Pennsylvania (which is the only jurisdiction in which such registration or qualification is required);

             (ii) Philadelphia Suburban Water Company (PSWC) is a corporation duly incorporated and validly existing in good standing under the laws of the Commonwealth of Pennsylvania, with full corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Prospectus; and all the outstanding shares of capital stock of PSWC have been duly authorized and validly issued, are fully paid and non-assessable, and are beneficially owned by the Company free and clear of any perfected security interest, or, to the knowledge of such counsel, any Adverse Claim (as defined in Title 13 of the Pennsylvania Uniform Consolidated Statutes Annotated (the PA UCC));

             (iii) Consumers Water Company (CWC) is a corporation duly incorporated and validly existing in good standing under the laws of the Commonwealth of Pennsylvania with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and all the outstanding shares of capital stock of CWC have been duly authorized and validly issued, are fully paid and non-assessable, and are beneficially owned by the Company free and clear of any perfected security interest, or to the knowledge of such counsel, any Adverse Claim (as defined in Title 13 of the PA UCC);

             (iv) Each of Consumers Pennsylvania Water Company-Shenango Valley Division, Consumers Pennsylvania Water Company-Roaring Creek Division and Consumers Pennsylvania Water Company-Susquehanna Division is a corporation validly existing and in good standing under the laws of the Commonwealth of Pennsylvania;

             (v) Each of Consumers Ohio Water Company, Consumers Illinois Water Company, Consumers New Jersey Water Company, and Consumers Maine Water Company is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation;

             (vi) The capital stock and the Shareholders Rights Plan of the Company each conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock";

             (vii) All the shares of capital stock of the Company outstanding prior to the issuance of the Securities have been duly authorized and validly issued, and are fully paid and non-assessable;

             (viii) The Securities have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and free of any preemptive, or to the knowledge of such counsel, similar rights that entitle or will entitle any person to acquire any Securities upon the issuance thereof by the Company;

             (ix) The form of certificates for the Securities conforms to the requirements of the Pennsylvania Business Corporation Law of 1988, as amended;

             (x) The Registration Statement and all post-effective amendments, if any, have become effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the SEC; and the required filing of the Prospectus pursuant to Rule 424(b) under the 1933 Act has been made in accordance with such Rule 424(b);

             (xi) The Company has the requisite corporate power and authority to enter into this Agreement and to issue, sell and deliver the Securities to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and is a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally, and by general equitable principles;

             (xii) Neither the offer, sale or delivery of the Securities, the execution, delivery or performance of this Agreement, compliance by the Company with the provisions hereof nor consummation by the Company of the transactions contemplated hereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Organizational Documents or any agreement, indenture, lease or other instrument known to such counsel to which the Company or the Subsidiaries is a party or by which any of them or any of their respective properties is bound nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and blue sky laws), judgment, injunction, order or decree known to such counsel applicable to the Company, the Subsidiaries or any of their respective properties;

             (xiii) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company (except as have been obtained under the 1933 Act or such as may be required under state securities or blue sky laws governing the purchase and distribution of the Securities) for the valid issuance and sale of the Securities to the Underwriters as contemplated by this Agreement;

             (xiv) The Registration Statement, at the Effective Date, and the Prospectus, when filed pursuant to Rule 424(b) under the 1933 Act (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion), complied as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder; and each of the Incorporated Documents (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which counsel need not express any opinion) when it was filed with the SEC pursuant to the 1934 Act complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC thereunder;

             (xv) To the knowledge of such counsel, (A) other than as described or contemplated in the Prospectus, there are no legal or governmental proceedings pending or threatened against the Company or the Subsidiaries, or to which the Company or the Subsidiaries, or any of their property, is subject, which are required to be described in the Registration Statement or the Prospectus and (B) there are no agreements, contracts, indentures, leases or other instruments, that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required, as the case may be;

             (xvi) The statements in the Registration Statement and the Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly in all material respects the information required to be shown; and

             (xvii) Although counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including review and discussion of the contents of the Incorporated Documents), and nothing has come to the attention of such counsel that has caused them to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date it was filed pursuant to Rule 424(b) and as of the Firm Closing Date or such Option Closing Date, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus or any Incorporated Document).

             (d) Opinion of General Counsel. The Underwriters shall have received on the Firm Closing Date and such Option Closing Date, an opinion of Roy H. Stahl, Esq., Executive Vice President - General Counsel for the Company (General Counsel), dated the Firm Closing Date and such Option Closing Date, respectively, and addressed to the Underwriters which opinion shall state that it is being rendered at the request of the Company which shall be to the effect set forth in clause (xvii) of Section 5(c) hereof and which shall be to the further effect that:

             (i) Except as otherwise set forth in the Prospectus, the Company and the Subsidiaries each have full corporate power and authority, and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a material adverse effect on the business, properties, operations or financial condition of the Company and the Subsidiaries taken as a whole), to own their respective properties and to conduct their respective businesses as now being conducted;

             (ii) Each Subsidiary is a corporation duly incorporated and validly existing in good standing under the laws of the jurisdiction of its incorporation; and all of the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise set forth in the Prospectus, the Company owns of record, directly or indirectly, all such shares of capital stock free and clear of any Adverse Claim (as defined in Title 13 of the PA UCC);

             (iii) Other than as described or contemplated in the Prospectus (or any supplement thereto), there are no legal or governmental proceedings pending or, to such counsel's knowledge, threatened against the Company or the Subsidiaries, or to which the Company or the Subsidiaries, or any of their property, is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto);

             (iv) To such counsel's knowledge, there are no agreements, contracts, indentures, leases or other instruments, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required, as the case may be;

             (v) To the knowledge of such counsel, neither the Company nor the Subsidiaries is in violation of any law or regulation known to such counsel to be generally applicable to the businesses of such companies or of any decree of any court or governmental agency or body having jurisdiction over the Company or the Subsidiaries, except where such violations, considering all such cases in the aggregate, do not involve a material risk to the business, properties, financial position or results of operations of the Company and the Subsidiaries taken as a whole;

             (vi) Except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance by the Company of, and such counsel does not know of any commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company; and

             (vii) To the knowledge of such counsel, except as described in the Prospectus, there is no holder of any security of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Securities or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the 1933 Act of any shares of Common Stock or other securities of the Company.

             (e) Letter of Accountants. On the date of this Agreement at a time prior to the execution of this Agreement and at the Firm Closing Date and such Option Closing Date, the Accountants shall have furnished to the Underwriters letters, dated the date of this Agreement and the Firm Closing Date and such Option Closing Date, respectively, in form and substance satisfactory to the Underwriters, confirming that they are independent accountants within the meaning of the 1933 Act and the rules and regulations of the SEC thereunder with respect to the Company and the Subsidiaries and stating in effect that:

             (i) in the opinion of the Accountants, the consolidated financial statements and schedules included or incorporated by reference in the Prospectus and audited by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the rules and regulations of the SEC thereunder;

             (ii) on the basis of a reading of the unaudited consolidated financial statements, if any, included or incorporated by reference in the Prospectus and the latest available interim unaudited consolidated financial statements of the Company, the performance of the procedures specified by the American Institute of Certified Public Accountants for a review of any such financial statements as described in Statement on Auditing Standards No. 71, inquiries of officials of the Company responsible for financial and accounting matters and a reading of the minutes of meetings of the stockholders and the Board of Directors of the Company and the Audit, Executive Compensation and Nominating Committees thereof through a specified date not more than five days prior to the date of the applicable letter, nothing came to the attention of the Accountants that caused them to believe that: (A) any material modification should be made to the unaudited consolidated financial statements, if any, included or incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles or any such financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act or the 1934 Act and the rules and regulations of the SEC thereunder; (B) for the period ended as of the date of the most recent available financial statements of the Company, there were any decreases in revenues, earnings on common stock or earnings per common share as compared with the comparable period of the preceding year; or (C) at the date of the most recent available financial statements of the Company and at a subsequent date not more than five days prior to the date of such letter, there was any change in the capital stock (except for sales under the Company's 1994 Equity Compensation Plan, its 1994 Employee Stock Purchase Plan, its Shareholder Rights Plan, and its Dividend Reinvestment and Direct Stock Purchase Plan) or long-term debt of the Company or any decrease in its net assets as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Prospectus, except in all instances for changes or decreases that the Prospectus discloses have occurred or may occur, or for changes or decreases that are described in such letter that are reasonably satisfactory to the Underwriters; and

             (iii) if unaudited pro forma financial statements are included or incorporated by reference in the Prospectus, on the basis of a reading of such financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the company or business acquired or to be acquired who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the adjustments to the historical amounts in such financial statements, nothing came to the attention of the Accountants that caused them to believe that such financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that such pro forma adjustments have not been properly applied to such historical amounts in the compilation of such financial statements.

        Such letter shall also cover such other matters as the Underwriters shall reasonably request, including but not limited to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the financial statements included or incorporated by reference in the Prospectus and any other information of an accounting, financial or statistical nature included therein.

             (f) No Material Changes. Since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock (other than pursuant to the Company's registration statement on Form S-4 (File No. 333-93243) or the Company's 1994 Equity Compensation Plan, its 1994 Employee Stock Purchase Plan, its Shareholder Rights Plan and its Dividend Reinvestment and Direct Stock Purchase Plan, as such plans are in effect as of the date hereof) or material increase in short-term debt or long-term debt of the Company and the Subsidiaries taken as a whole or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries, otherwise than as set forth in the Prospectus, the effect of which is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

             (g) Non-occurrence of Certain Events. On or after the date of this Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the Philadelphia Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange or on the Philadelphia Stock Exchange; (iii) a general moratorium on commercial banking activities declared by Federal or New York State or Pennsylvania State authorities; or (iv) any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, if the effect of any such event specified in this clause (iv) in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

             (h) Listing of Securities. The Securities shall have been listed (subject to official notice of issuance) on the New York Stock Exchange or on the Philadelphia Stock Exchange.

             (i) Officers' Certificate. At the Firm Closing Date and such Option Closing Date, the Company shall have furnished or caused to be furnished to the Underwriters a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company as to the accuracy of the representations and warranties of the Company herein on and as of the Firm Closing Date and on and as of such Option Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed on or prior to the Firm Closing Date and such Option Closing Date, as to the matters set forth in Sections 5(a) and 5(f) hereof and as to such other matters as the Underwriters may reasonably request.

             (j) Lock-up Agreement. As of the date of this Agreement, the Company has furnished to the Underwriters an agreement, in substantially the form agreed to by the Underwriters, signed by Vivendi Water S.A. with respect to the shares of Common Stock beneficially owned by it.

             In case any of the conditions specified above in this Section 5 shall not have been fulfilled, this Agreement or, in the case of any condition to the purchase of Option Shares, on any Option Closing Date which is after the Firm Closing Date, the obligations of the several Underwriters to purchase the relevant Option Shares, may be terminated by the Underwriters upon mailing or delivering written notice thereof to the Company at any time prior to the Firm Closing Date or any Option Closing Date, as the case may be. Any such termination shall be without liability of either party to the other party except as otherwise provided in Section 4(k) hereof and except for any liability under
        Section 6 hereof.

           6. Indemnification and Contribution

              (a) Indemnification by Company. The Company will indemnify and hold harmless each Underwriter for and against any losses, damages or liabilities, joint or several, to which such Underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, damages or liabilities (or actions or claims in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, or any amendment thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred (including such losses, damages, liabilities or expenses to the extent of the aggregate amount paid in settlement of any such action or claim provided that (subject to Section 6(c) hereof) any such settlement is effected with the written consent of the Company); provided, however, that the Company shall not be liable in any such case to the extent that any such loss, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, or any such amendment, in reliance upon and in conformity with the Underwriter Information; and provided, further, that the Company shall not be liable in any such case under the indemnity agreement in this Section 6(a) with respect to any Preliminary Prospectus or the Prospectus, to the extent that any such losses, damages or liabilities result from the fact that the Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented (excluding any Incorporated Documents) in any case where such delivery is required by the 1933 Act if the Company has previously furnished copies thereof to the Underwriter and the loss, claim, liability, expense or damage of the Underwriter results from an untrue statement, alleged untrue statement, omission or alleged omission of a material fact contained (y) in a Preliminary Prospectus which was corrected in the Prospectus, or (z) in the Prospectus which was corrected in an amendment or supplement thereto. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

             (b) Indemnification by Underwriters. Each Underwriter will indemnify and hold harmless the Company for and against any losses, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, damages or liabilities (or actions or claims in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment thereto, or arise out of are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment, in reliance upon and in conformity with the Underwriter Information in respect of such Underwriter, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred (including such losses, damages, liabilities or expenses to the extent of the aggregate amount paid in settlement of any such action or claim provided that (subject to Section 6(c) hereof) any such settlement is effected with the written consent of the Underwriters). The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

             (c) General. Promptly after receipt by an indemnified party under
        Section 6(a) or 6(b) hereof of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under Section 6(a) or 6(b) hereof, notify such indemnifying party in writing of the commencement thereof, but the failure so to notify such indemnifying party shall not relieve such indemnifying party from any liability except to the extent that it has been prejudiced in any material respect by such failure or from any liability that it may have to any such indemnified party otherwise than under Section 6(a) or 6(b) hereof. In case any such action shall be brought against any such indemnified party and it shall notify such indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party under Section 6(a) or 6(b) hereof similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of such indemnified party, be counsel to such indemnifying party), and, after notice from such indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under Section 6(a) or 6(b) hereof for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. If at any time such indemnified party shall have requested such indemnifying party under Section 6(a) or 6(b) hereof to reimburse such indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a) or 6(b) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of such request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No such indemnifying party shall, without the written consent of such indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not such indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of such indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall such indemnifying parties be liable for the fees and expenses of more than one counsel, including any local counsel, for all such indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

             (d) Contribution. If the indemnification provided for in this
        Section 6 is unavailable to or insufficient to indemnify or hold harmless an indemnified party under Section 6(a) or 6(b) hereof in respect of any losses, damages or liabilities (or actions or claims in respect thereof) referred to therein, then each indemnifying party under
        Section 6(a) or 6(b) hereof shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages or liabilities (or actions or claims in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if such indemnified party failed to give the notice required under Section 6(c) hereof, and such indemnifying party was prejudiced in a material respect by such failure, then each such indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, damages or liabilities (or actions or claims in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 6(d). The amount paid or payable by such an indemnified party as a result of the losses, damages or liabilities (or actions or claims in respect thereof) referred to above in this Section 6(d) shall be deemed to include any legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this Section 6(d) to contribute are several in proportion to their respective underwriting obligations with respect to the Securities and not joint.

             (e) Scope of Obligations. The obligations of the Company under this
        Section 6 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee, agent or other representative and to each person, if any, who controls any Underwriter within the meaning of
        Section 15 of the 1933 Act or Section 20 of the 1934 Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company who signed the Registration Statement and to each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act.

         7. Representations, Warranties and Agreements to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, any officer, director, employee, agent or other representative of the Underwriters or any controlling person of any Underwriter, or the Company, any officer or director of the Company who signed the Registration Statement or any controlling person of the Company, and shall survive delivery of and payment for the Securities. The obligations of the Company contained in Section 4(k) (to the extent provided for therein) and
Section 6 hereof shall survive termination of this Agreement.

         8. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to A.G. Edwards & Sons, Inc. at the address set forth on the first page of this Agreement, Attention: Howard R. Posner; notice to the Company shall be directed to Philadelphia Suburban Corporation, 762 W. Lancaster Avenue, Bryn Mawr, PA 19010-3489, Attention: Executive Vice President - General Counsel.

         9. Miscellaneous. The rights and duties of the parties to this Agreement shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company, except to the extent provided in Section 6(e) hereof, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. The word "or" shall not be exclusive, and all references in this Agreement to the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or subdivision hereof, and the captions to such Sections and subdivisions are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding, please sign and return to the Company the enclosed duplicate hereof, whereupon this Agreement will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                         Very truly yours,

                                         PHILADELPHIA SUBURBAN CORPORATION



                                         By:  /s/ Nicholas DeBenedictis
                                              ----------------------------------
                                              Name:  Nicholas DeBenedictis
                                              Title: Chairman


Accepted as of the date hereof:

A.G. EDWARDS & SONS, INC.
PAINEWEBBER INCORPORATED
JANNEY MONTGOMERY SCOTT LLC

By: A.G. Edwards & Sons, Inc.


By: /s/ Howard R. Posner
    ----------------------------
    Name: Howard R. Posner
    Title: Senior Vice President

                                   SCHEDULE I
                                   ----------







           Underwriter                                              Firm Shares
           -----------                                              -----------

A.G. Edwards & Sons, Inc.........................................      431,250
PaineWebber Incorporated.........................................      431,250
Janney Montgomery Scott LLC......................................      287,500
                                                                     ---------
                 Total...........................................    1,150,000
                                                                     =========

                                   SCHEDULE II
                                   -----------

Philadelphia Suburban Water Company
Consumers Water Company
Consumers Ohio Water Company
Consumers Illinois Water Company
Consumers New Jersey Water Company
Consumers Maine Water Company
Consumers Pennsylvania Water Company--Shenango Valley Division
Consumers Pennsylvania Water Company--Roaring Creek Division
Consumers Pennsylvania Water Company--Susquehanna Division